Supplement to the Statutory Prospectus

CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
CREDIT SUISSE OPPORTUNITY FUNDS
Credit Suisse Floating Rate High Income Fund
Credit Suisse Multialternative Strategy Fund
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Strategic Income Fund
(together, "the Funds")

The following information augments certain information in the Funds' Statutory Prospectus dated February 28, 2019

The following paragraph is added to the section entitled "Choosing a Class of Shares — Class I" on page 77 of the Statutory Prospectus:

Additionally, Class I Shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transaction in Class I Shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

Shareholders should retain this supplement for future reference.

Dated: December 12, 2019	16-1219 for CS-PRO 2019-003